Exhibit 99.1

Bite Acquisition Corp. Announces Amendment and Supplement to Definitive Proxy Statement

New York, December 5, 2022 — Bite Acquisition Corp. (NYSE: BITE.U, BITE, BITE.WS) (the “Company”) today announced that it will amend and supplement its definitive proxy statement on Schedule 14A initially filed with the U.S. Securities and Exchange Commission on November 23, 2022 in connection with the special meeting of the stockholders of the Company to be held on December 15, 2022 (the “Special Meeting”). The Company has determined to modify the terms of the potential Extension (as defined in the definitive proxy statement) to provide that the amount of the Extension Payment (as defined in the definitive proxy statement) would be an amount determined by multiplying $0.05 by the number of public shares outstanding following any redemptions of public shares effected in connection with the Special Meeting, up to a maximum of $150,000, instead of the fixed amount of $250,000 per month described in the definitive proxy statement. Accordingly, the Company is voluntarily amending and supplementing the definitive proxy statement to amend and clarify, among other things, the Extension Charter Amendment Proposal (as defined in the definitive proxy statement) such that the extension of the date by which the Company has to consummate an initial business combination from February 17, 2023 to August 17, 2023 on a monthly basis for up to six times, is subject to the deposit of Smart Dine, LLC (the “sponsor”) (or its affiliates or permitted designees) into the trust account an amount determined by multiplying $0.05 by the number of public shares then outstanding, up to a maximum of $150,000 for each such one-month extension unless the closing of the Company’s initial business combination shall have occurred, in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination.

The Company further announced that if stockholders approve a proposed amendment (the “Termination Charter Amendment Proposal”) to its Amended and Restated Certificate of Incorporation (the “Charter”) and a proposed amendment to its investment management trust agreement (the “IMTA Proposal” and together with the Termination Charter Amendment Proposal, the “Early Termination Proposals”), dated February 11, 2021, with Continental Stock Transfer & Trust Company (the “Trust Agreement”), at the Special Meeting, and if the board of directors of the Company (the “Board”) decides to implement the Early Termination Proposals and not the Extension Charter Amendment Proposal, the Company will redeem all of its outstanding shares of Class A common stock (the “public shares”), effective as of the close of business on December 22, 2022 (the “Redemption Date”), because the Company will not complete an initial business combination within the time period required by its Charter, as amended pursuant to the Charter Amendment Proposal, if approved by the Company’s stockholders (the “Amended Charter”).

There can be no assurance that the Company’s stockholders will approve the Early Termination Proposals at the Special Meeting, and if such approval is not obtained the Company will redeem the public shares pursuant to the terms of its Charter and the existing Trust Agreement, or, if stockholders approve the (“Extension Charter Amendment Proposal”) to the Charter at the Special Meeting (such amended charter, the “Extension Charter Amendment”), and if the Board decides to implement the Extension Charter Amendment Proposal, the Company will redeem the public shares pursuant to the terms of the Extension Charter Amendment and the existing Trust Agreement.

Pursuant to the Charter, the Company has until February 17, 2023 to consummate an initial business combination. If the Company has not completed an initial business combination within the applicable required time, the Company will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company but net of taxes payable, by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

The per-share redemption price for the public shares is expected to be approximately $10.00 (the “Redemption Amount”) on the Redemption Date, assuming the Company’s stockholders approve the Early Termination Proposals at the Special Meeting. In accordance with the terms of the Trust Agreement, the Company expects to retain interest earned on the funds deposited in the trust account to pay the Company’s tax obligations. Pursuant to the Amended Charter, $100,000 of interest earned on the funds deposited in the trust account will be removed from the trust account prior to redeeming the public shares in order to pay dissolution expenses.

As of the close of business on the Redemption Date, assuming that a sum sufficient to redeem the public shares has been irrevocably deposited or set aside to pay the Redemption Amount for each public share, such public shares will be deemed to no longer be outstanding and will represent only the right to receive the Redemption Amount for each such public share.

The Redemption Amount will be payable to the holders of the public shares upon presentation of their respective stock or unit certificates or other delivery of their shares or units to the Company’s transfer agent, Continental Stock Transfer & Trust Company. Beneficial owners of public shares held in “street name,” however, will not need to take any action in order to receive the Redemption Amount.

There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless.

If the Board decides to implement the Early Termination Proposals and not the Extension Charter Amendment Proposal, the Company expects that the last day of trading of its units, Class A common stock and warrants on the New York Stock Exchange (“NYSE”) will be on or about December 16, 2022, following which, the Company expects that NYSE will file a Form 25 with the United States Securities and Exchange Commission (the “Commission”) to delist its securities. The Company thereafter expects to file a Form 15 with the Commission to terminate the registration of its securities under the Securities Exchange Act of 1934, as amended.

About Bite Acquisition Corp.

Bite Acquisition Corp. is a blank check company formed as a Delaware corporation for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, reorganization, recapitalization or other similar business combination with one or more businesses.

Forward-Looking Statements

The foregoing communication includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the proposed early unwind of the Company, the estimated per-share redemption price and timing for redemptions and delisting of the Company’s securities. These forward-looking statements involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, the receipt of the requisite stockholder approval of the Early Termination Proposals. These forward-looking statements speak only as of the date of the foregoing communication, and the Company expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Please refer to the publicly filed documents of the Company, including its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, for risks and uncertainties related to the Company’s business which may affect the statements made in this communication.

Contact:

Bite Acquisition Corp.
Axel Molet Warschawski
axel@biteacquisitioncorp.com
+1 (212) 608-2923